Consolidated Statements of Comprehensive Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Expenses
Exploration and evaluation expenses	$ 39,219	$ 53,014
General and administrative expenses	11,545	9,365
Legal, accounting and audit	2,438	2,416
Share-based compensation	9,342	3,970
Loss from operating activities	62,544	68,765
Foreign exchange loss	1,545	544
Interest income	(146)	(237)
Finance expense	117	134
Other income	(392)	(6)
Loss (gain) on revaluation of warrant liabilities	204	(7)
Net loss	63,872	69,193
Items that may be subsequently reclassified to net loss
Foreign exchange translation difference	2,704	6,321
Other comprehensive loss (income)	2,704	6,321
Total comprehensive loss	$ 66,576	$ 75,514
Basic and diluted loss per common share	$ .13	$ .19